DWS CROCI® Equity Dividend Fund
Summary Prospectus | March 1, 2026

Class/Ticker	A	KDHAX	C	KDHCX	INST	KDHIX	S	KDHSX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated March 1, 2026, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks to achieve a high rate of total return.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 16), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 42) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	INST	S
Management fee	0.61	0.61	0.61	0.61
Distribution/service (12b-1) fees	0.23	0.98	None	None
Other expenses[2]	0.18	0.27	0.15	0.17
Total annual fund operating expenses	1.02	1.86	0.76	0.78
Fee waiver/expense reimbursement	0.00	0.05	0.00	0.00
Total annual fund operating expenses after fee waiver/expense reimbursement	1.02	1.81	0.76	0.78
1
Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2
“Other expenses” are restated to exclude fees related to proxy expenses. “Other expenses” would have been 0.22%, 0.31%, 0.19% and 0.21% for Class A, Class C, Institutional Class and Class S, respectively, had proxy expenses been included.
The Advisor has contractually agreed through February 28, 2027 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 1.81% for Class C. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period for Class C) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	INST	S
1	$673	$284	$78	$80
3	881	580	243	249
5	1,106	1,001	422	433
10	1,751	1,956	942	966
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$673	$184	$78	$80
3	881	580	243	249
5	1,106	1,001	422	433
10	1,751	1,956	942	966
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities (mainly common stocks). Equity securities may also include preferred stocks, depository receipts and other securities with equity characteristics, such as convertible securities and warrants. Companies are selected for the fund’s portfolio using the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, among other factors. Portfolio management will select stocks from among the largest US companies which are under CROCI® coverage at any given time (while the number of companies under CROCI® coverage will vary, as of December 31, 2025 approximately 850 companies were under CROCI® coverage, including approximately 370 US companies). Approximately 40 companies are identified from the selection universe for investment, though, at times, the number of stocks held may be higher or lower than 40 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.
Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector. The fund may invest up to 20% of total assets in foreign securities.
The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500® Index. While the market capitalization range of the S&P 500® Index changes throughout the year, as of December 31, 2025, the market capitalization range of the S&P 500® Index was between $5.82 billion and $4.57 trillion.
Management process. Portfolio management will select stocks that it believes offer economic value utilizing the CROCI® strategy as the primary factor, among other factors, and will seek above average dividend yield. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio) which is comparable across markets, sectors and stocks. The CROCI® Economic P/E Ratio seeks to measure the “real” economic value rather than the “accounting” value of a company’s invested capital, and the economic returns thereof. Portfolio management believes that, over time, companies with more favorable financial metrics, including CROCI® Economic P/E Ratios, will outperform other companies. Portfolio Management employs a US-specific strategy seeking to select approximately the forty best value companies under CROCI® coverage with additional screening on high dividend yield, dividend sustainability and price volatility.
The fund is reviewed periodically (typically quarterly) and adjusted in accordance with the CROCI® strategy’s rules (re-selecting approximately forty stocks that will make up the fund). Portfolio Management targets low valuation combined with higher dividends and excludes stocks with undesirable characteristics such as, for example, high financial leverage, low cash returns and high volatility. All CROCI® financial metrics may be adjusted from time to time. Portfolio management may also use factors other than the CROCI® strategy in selecting investments. Portfolio management actively manages portfolio changes in an attempt to reduce market impact and transaction costs and to manage the portfolio with tax efficiency in mind.
The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within DWS Group, through a licensing arrangement with the fund’s Advisor.
CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e., accounting data) does not accurately appraise assets, reflect all liabilities or represent the real

DWS CROCI® Equity Dividend Fund
Summary Prospectus March 1, 2026

value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value. This CROCI® Investment Process takes into account financially material events which the CROCI® Investment Strategy and Valuation Group believes may impact a company’s valuation (and these may include macro and micro economic events, political and regulatory events or developments, and environmental, social or governance (ESG) considerations, among other factors).
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to,

DWS CROCI® Equity Dividend Fund
Summary Prospectus March 1, 2026

economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the Web sites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.
Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
CROCI® risk. The fund is managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.
The calculation of financial metrics used by the fund (such as, among others, the CROCI® Economic P/E Ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may not prove to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or an anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Large-sized companies risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance. The fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.

DWS CROCI® Equity Dividend Fund
Summary Prospectus March 1, 2026

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Active trading risk. Active securities trading could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates (e.g., short-term capital gains).
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to market performance as measured by one or more indexes. The fund’s average annual total returns are compared to a required broad-based securities market index and may also be compared to a more narrowly based index that the Advisor believes more closely aligns with the fund’s investment strategy. Past performance may not indicate future

DWS CROCI® Equity Dividend Fund
Summary Prospectus March 1, 2026

results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	14.61%	December 31, 2022
Worst Quarter	-28.52%	March 31, 2020
Average Annual Total Returns
(For periods ended 12/31/2025 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	3/18/1988	-2.49	7.07	8.53
After tax on distribu- tions		-6.33	4.50	6.48
After tax on distribu- tions and sale of fund shares		0.78	5.16	6.52
Class C before tax	9/11/1995	1.79	7.49	8.35
INST Class before tax	8/19/2002	3.72	8.63	9.46
Class S before tax	2/28/2005	3.70	8.58	9.42
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)		17.37	13.59	14.59
Russell 1000® Value Index (reflects no deduc- tion for fees, expenses or taxes)		15.91	11.33	10.53
The Russell 1000® Value Index is a more narrowly based index that the Advisor believes more closely aligns with the fund’s investment strategy.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Di Kumble, CFA, Managing Director and Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2014.
John Moody, Vice President and Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2023.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A, C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 801 Pennsylvania Ave Suite 219151 Kansas City, MO 64105-1307
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
Hearing Impaired		For hearing impaired assistance, please call us using a relay service

The fund is generally open on days when the New York Stock Exchange is open for regular trading. If you invest with the fund directly through the transfer agent, you can open a new fund account (Class S shares only) and make an initial investment on the Internet at dws.com, by using the mobile app or by mail. You can make additional investments or sell shares of the fund on any business day by visiting the fund’s Web site, by using the mobile app, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. The

DWS CROCI® Equity Dividend Fund
Summary Prospectus March 1, 2026

ability to open new fund accounts and to transact online or using the mobile app varies depending on share class and account type. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS CROCI® Equity Dividend Fund
Summary Prospectus March 1, 2026 DCEDF-SUM